UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant   ☑
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
Thermadyne Holdings Corporation
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.

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On November 19, 2010 at 11:59 pm Eastern Standard Time, the initial waiting period related to the Company’s notification required by the Hart-Scott-Rodino Act of 1976, as amended, in conjunction with the proposed merger announced on October 5, 2010 expired without receipt of a request from the U.S. Department of Justice or Federal Trade Commission for additional information or documentary material.
Additional Information and Where to Find It
In connection with the proposed merger, the Company filed a Definitive Proxy Statement and a form of proxy on Schedule 14A on November 1, 2010 and other related materials with the Securities and Exchange Commission (the “SEC”). The Definitive Proxy Statement and a form of proxy were first mailed to the stockholders of the Company on or about November 2, 2010. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ALL RELATED SUPPLEMENTS AND AMENDMENTS (IF ANY AND WHEN THEY BECOME AVAILABLE) AND ALL OTHER RELATED MATERIALS CAREFULLY BECAUSE THEY CONTAIN (AND WILL CONTAIN) IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and stockholders may obtain free copies of the Definitive Proxy Statement (and other related materials when they become available) as well as other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, at the Company’s website at www.thermadyne.com/investor-relations by clicking on the link “SEC Filings” and from the Company by contacting the Company’s corporate secretary, Nick H. Varsam, by mail at 16052 Swingley Ridge Road, Suite 300, Chesterfield, Missouri 63017 or by telephone at 636-728-3000.
Participants in the Solicitation
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information regarding the interests of the Company’s directors and executive officers and their ownership of the Company’s common stock is included in the Definitive Proxy Statement under “The Merger — Interests of Our Directors and Executive Officers” and “Information about Stock Ownership.” Additional information regarding these directors and executive officers is also included in the Company’s proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2010. This document is available free of charge at the SEC’s website at www.sec.gov and from the Company by contacting the Company’s corporate secretary, Nick H. Varsam, by mail at 16052 Swingley Ridge Road, Suite 300, Chesterfield, Missouri 63017 or by telephone at 636-728-3000.